INVESTMENTS IN PRIVATE COMPANIES	12 Months Ended
Mar. 31, 2022
Investments In Private Companies
INVESTMENTS IN PRIVATE COMPANIES

NOTE 9. INVESTMENTS IN PRIVATE COMPANIES

The following table is a roll-forward of the investments in Intensity and Sentien as of March 31, 2022 and 2021:

(In thousands)	Intensity	Sentien	Total

Balance as of April 1, 2020	$7,409	$–	$7,409
Unrealized gain (loss) on investment	–	–	–
Balance as of March 31, 2021	7,409	–	7,409
Unrealized (loss) on investment	–	–	–
Balance as of March 31, 2022	$7,409	$–	$7,409

The following is a discussion of our investments in private companies as of March 31, 2022 and March 31, 2021.

Intensity

In connection with the SalvaRx Acquisition in fiscal 2019, the Company acquired a $4.5 million interest in Intensity, a clinical stage biotechnology company, of 1.0 million shares, which represented a 7.5% equity interest in Intensity (see Note 10, “Acquisition and Business Combination”). The investment was recorded at fair value (which approximates cost) at the acquisition date. The investment in Intensity has been irrevocably designated as a financial asset recorded at fair value with gains and losses recorded through other comprehensive income. The fair value of the asset is determined by considering other comparable equity funding transactions by Intensity with unrelated investors.

On July 11, 2019, the Company entered into an agreement with Fast Forward Innovations Limited ("Fast Forward") to purchase Intensity Holdings Limited ("IHL"), a wholly-owned subsidiary of Fast Forward. The Company paid $1.3 million for IHL through the issuance of 129,806 ordinary shares. The sole asset of IHL consists of 288,458 shares of the private company, Intensity. This transaction increased the Company's ownership to 1,288,458 shares of Intensity.

During the year ended March 31, 2020, the Company recorded an unrealized gain of $1.6 million with respect to its investment in Intensity based upon Intensity’s then most recent valuation. There was no unrealized gain or loss recognized during the years ended March 31, 2022 and 2021.

As of March 31, 2022 and March 31, 2021, the Company owned approximately 7.35% and 8%, respectively, of the outstanding shares of Intensity, on a fully diluted basis.

On October 28, 2021, Intensity Therapeutics, Inc. filed a Form S-1 Registration Statement with the SEC to register shares for a public offering. The offering was approved by the SEC, but subsequently withdrawn prior to closing. Intensity is still evaluating market conditions to determine the timing of an offering. As of March 31, 2022, the Company has valued its investment in Intensity based on Intensity’s Series C Preferred Stock Offering completed in 2020. If the offering is successful, the Company will value its investment in Intensity based upon fair value (market price) and will record periodic changes in carrying value through OCI.

Sentien

In August 2015, the Company acquired 210,210 shares of Series A preferred stock in Sentien (“Preferred Stock”), a Medford, MA based private company for $700,000 of cash. The Preferred Stock is fully convertible into an equal number of common shares. The Company’s holdings represent 5.06% of the equity of Sentien on a fully diluted basis as of each of March 31, 2022 and March 31, 2021. The investment in Sentien has been irrevocably designated as a financial asset recorded at fair value with changes in fair value recorded through other comprehensive income. As of March 31, 2020, the Company recorded an unrealized loss of $0.7 million after determining that cost no longer was the best estimate of fair value due to a significant change in the strategy of Sentien and determined that the investment in Sentien no longer had any fair value as Sentien was no longer pursing the proposed indication from the time of the Company's initial investment.